Subsequent Events (Notes)	12 Months Ended
Dec. 31, 2014
Subsequent Events [Abstract]
Subsequent Events [Text Block]
Note 19 – Subsequent Events
Debt Items
On March 3, 2015, we completed a public offering of $1.25 billion of 3.6 percent senior notes due 2022, $750 million of 4.0 percent senior notes due 2025 and $1 billion of 5.1 percent senior notes due 2045. We used the net proceeds to repay amounts outstanding under our commercial paper program and credit facility, to fund capital expenditures, and for general partnership purposes.
On April 15, 2015, we paid $783 million, including a redemption premium, to retire $750 million of 5.875 percent senior notes due 2021.
At May 4, 2015, we had $536 million outstanding under our commercial paper program.
We had no outstanding borrowings under our long-term credit facility at May 4, 2015.
Distributions
The Board of Directors of our general partner declared a cash distribution of $0.85 per common unit on April 20, 2015 to be paid on May 14, 2015, to unitholders of record at the close of business on May 7, 2015.
Acquisition
On April 6, 2015, we announced our agreement to acquire an additional 21 percent equity interest in UEOM for $575 million, subject to the right of the other member of UEOM to participate in the transaction. If the other member exercises this right, we would acquire an approximate 13 percent interest and the other member would acquire an approximate 8 percent interest.